SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             August 12, 2002
                             ---------------
            Date of Report (date of earliest event reported)


                     GLOBAL WATER TECHNOLOGIES, INC.
                     ------------------------------
         (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                      0-30917                    84-1148204
   --------                      -------                    ----------
(State or Other                (Commission            (IRS Employer Iden-
Jurisdiction of               File Number)             tification Number)
Incorporation)


                       1767 DENVER WEST BOULEVARD
                         GOLDEN, COLORADO 80401
                         ----------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (303) 215-1100
                             --------------
                     (Registrant's telephone number,
                          including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------   ---------------------------------

99.3      Press Release, dated August 12, 2002.



                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLOBAL WATER TECHNOLOGIES, INC.


Dated: August 13, 2002             By: /s/ GEORGE A. KAST
                                      ----------------------------------
                                      George A. Kast
                                      Chief Executive Officer









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